EXHIBIT 10.56
                                                                   -------------


                               SECURITY AGREEMENT
                               ------------------

         SECURITY AGREEMENT (this "Agreement"), made this 13th day of November, 2000, by and among the individuals and entities listed on Schedule 1 hereto (collectively the "Secured Parties"), and COMMODORE APPLIED TECHNOLOGIES, INC. (the "Debtor");


                              W I T N E S S E T H :
                              ---------------------

         WHEREAS,   the  Debtor  will  receive  substantial  benefits  from  the transactions contemplated by the Securities Purchase Agreement of even date herewith (the "Purchase Agreement");

         WHEREAS, concurrently with the execution and delivery hereof, the Secured Parties, Debtor and Commodore Environmental Services, Inc ("COES") are entering into the Purchase Agreement, pursuant to which the Secured Parties have agreed, subject to the terms and conditions thereof, to purchase promissory notes in the aggregate principal amount of up to $500,000 to be evidenced by those certain promissory notes of the Debtor of even date herewith (collectively, the "Notes"); and

         WHEREAS, in order to induce the Secured Parties to purchase the Notes pursuant to the Purchase Agreement the Secured Parties have required that Debtor grant the Secured Parties with a perfected lien on the Collateral (as defined below), pursuant to the terms and conditions of this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       Definitions.
         -----------

         (a) All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code as adopted in the State of New York, as amended from time to time, (the "Code") shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Secured Parties and Debtor pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. The words "hereof," "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         (b) In addition to those capitalized terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings wherever used in this Agreement:

         "Accounts" shall mean the collective reference to (i) all present and future rights of the Debtor and all of its 100%-owned subsidiaries to receive payment for goods sold or leased, for services rendered, or for loans or other financial accommodations extended, whether or not evidenced by instruments or chattel paper, and whether or not earned by performance; and (ii) all present and future rights of the Debtor to receive cash distributions from Dispute Resolution Management, Inc., a Utah corporation ("DRM"), an 81% owned subsidiary of the Debtor, whether in the form of dividends, loans, bonuses, fees or otherwise. Notwithstanding the foregoing, the term "Accounts" shall not mean or include Accounts which have heretofore been assigned, pledged or otherwise encumbered by Debtor or any wholly-owned subsidiary of Debtor to KBK Financial Corporation.

         "Collateral" shall have the meaning set forth in Section 2 below.

         "Event of Default" shall have the meaning ascribed thereto in the Note.

         "Obligations" shall mean the collective reference to all principal, interest, collection costs, expenses, fees and other amounts owing or payable from time to time under the Notes, and any further amounts which, pursuant to the Purchase Agreement, this Agreement and/or any Ancillary Agreement, may be deemed part of and/or added to the Obligations, whether arising before or after the commencement of any case with respect to Debtor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case).

         "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

         "Security Interests" shall mean the liens and security interests in the Collateral granted by Debtor for the ratable benefit of Secured Parties, and all rights and remedies in respect thereof, pursuant to this Agreement.

         (c)  Unless  otherwise  separately  defined  in  this  Agreement,   all
capitalized terms when used herein, shall have the same meaning and definition as set forth in the Purchase Agreement.

2.       The Security Interests.
         ----------------------

         In order to secure the due and punctual payment and performance of all Obligations owing to the Secured Parties from time to time, Debtor hereby grants to Secured Parties, for its ratable benefit, a continuing lien and security interest in, and hereby assigns to Secured Parties as collateral security, a first priority lien on all Accounts, whether now owned or hereafter acquired or existing, and wherever located (collectively, the "Collateral").


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


3.       Filing; Further Assurances.
         --------------------------

         Debtor will, at its expense, execute, deliver, file and record (in such manner and form as Secured Parties shall require), or permit Secured Parties to file and record, (a) all financing statements, (b) all carbon, photographic or other reproductions of financing statements or this Agreement (which shall be sufficient as a financing statement hereunder), (c) all endorsements to title to any vehicles or other Collateral as may be required in order to perfect the Security Interests therein, and (d) all specific assignments or other papers that may be necessary or desirable, or that Secured Parties may request, in order to create, preserve, perfect or validate any Security Interest or to enable Secured Parties to exercise and enforce its rights hereunder with respect to any of the Collateral. Debtor hereby appoints Secured Parties as Debtor's attorney-in-fact to execute and file, in the name and on behalf of Debtor, such additional financing statements as Secured Parties may request. In addition, in the event and to the extent that any of Collateral consists of or is represented by instruments or other evidences of ownership such as would require physical possession of same in order to perfect the Security Interests therein, Debtor will promptly, at its expense, deliver same to Secured Parties, with any necessary endorsements thereon. If any Account becomes evidenced by a promissory note or any other instrument for the payment of money, Debtor will immediately deliver such instruments to Secured Parties appropriately endorsed.

4.       Representations and Warranties of Debtor.
         ----------------------------------------

         Debtor hereby represents and warrants as follows:

                  (a) That Debtor is the valid and lawful owner of all of the Collateral, free from any and all adverse liens, security interests or encumbrances;

                  (b) All Accounts (i) represent complete bona fide transactions with customers in the ordinary course of Debtor's business which require no further act under any circumstances on Debtor's part to make such Accounts payable by the account debtors, (ii) to the best of Debtor's knowledge, are not subject to any present, future or contingent offsets, disputes or counterclaims,
(iii) do not represent bill and hold sales, consignment sales, guaranteed sales, sale or return or other similar understandings or obligations of any affiliate or subsidiary of Debtor, (iv) to the best of Debtor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable under any Accounts and (v) Debtor has no knowledge that any customer is unable generally to pay its debts as they become due.

                  (c) That Debtor has full right, power and authority to grant to Secured Parties the Security Interests pursuant to the terms of this Agreement, and that, except as set forth in this Agreement, the Security Interests do not conflict with any rights of any other persons or any commitments of Debtor to any other persons;

                  (d) That no financing statement covering any of the Collateral is on file in any public office, other than financing statements filed pursuant to this Agreement.


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

5.       Covenants of Debtor.
         -------------------

         Debtor hereby covenants and agrees as follows:

                  (a) That Debtor will take all commercially reasonable steps to defend the Collateral and the Security Interests against all claims and demands of all persons at any time claiming any adverse interest therein or there against;

                  (b) That Debtor will give written notice thereof to Secured Parties at least thirty (30) days prior to any change in the location of the principal office of Debtor or the office where Debtor maintains or stores (i) its books and records pertaining to the Accounts and/or any other Collateral or
(ii) any other Collateral;

                  (c) That Debtor will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date that penalties may attach thereto or same become a lien on any of the Collateral, except to the extent that such taxes, assessments and charges shall be contested by Debtor in good faith and through appropriate proceedings;

                  (d) That Debtor will immediately notify Secured Parties of any event causing a material loss or diminution in the value of the Collateral, and the amount (or Debtor's best estimate of the amount) of such loss or diminution;

                  (e) That Debtor will at all times have and maintain insurance with respect to all insurable Collateral in amounts and of types as are customarily maintained by other companies of comparable size and type of business, each of which insurance policies shall name the Secured Parties as a loss payee as its interests may appear. All policies of insurance shall provide for a minimum of ten (10) business days' written notice to Secured Parties prior to any cancellation, modification or non-renewal thereof. Debtor shall, on the date hereof and from time to time upon request hereafter, furnish Secured Parties with certificates or other evidence satisfactory to Secured Parties of compliance with the foregoing insurance provisions;

                  (f) That Debtor will keep all of the Collateral free from any and all adverse liens, security interests or encumbrances, and in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof;

                  (g) That Debtor will not dispose of any of the Collateral whether by sale, lease or otherwise;

                  (h) That Debtor will place notations upon Debtor's books of account and any financial statement prepared by Debtor to disclose Secured Parties' security interest in the Collateral;

                  (i) That Debtor will perform all other reasonable steps requested by Secured Parties to create and maintain in Secured Parties' favor a valid perfected security interest in all Collateral;

                  (j) That Debtor will at any time and from time to time, upon the written request of Secured Parties and at the sole expense of Debtor, promptly and duly execute and deliver any and all such further instruments and

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

documents and take such further actions as Secured Parties' may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation: (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Secured Parties of any license or contract held by Debtor or in which Debtor has any rights not heretofore assigned; (ii) filing and financing or continuation statements under the UCC with respect to the liens and security interests granted hereunder or under any other Ancillary Agreement;
(iii) transferring Collateral to Secured Parties' possession (if such Collateral consists of chattel paper or if a security interest in such Collateral can be perfected only by possession, or if otherwise requested by Secured Parties); and
(iv) using its efforts to obtain waivers, in form and substance satisfactory to Secured Parties, of liens from landlords and mortgagees. Debtor also hereby authorizes Secured Parties to file any such financing or continuation statement without the signature of Debtor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorse in a manner satisfactory to Secured Parties immediately upon Debtor receipt thereof.

                  (k) That Debtor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed by Secured Parties to be seriously misleading without giving Secured Parties at least thirty (30) days prior written notice thereof and taken such action necessary or reasonably requested by Secured Parties to amend such financing statement or continuation statement;

                  (l) That Debtor will not use any of the Collateral in violation of any applicable law.

6.       Records Relating to Collateral.
         ------------------------------

         Debtor will keep and maintain complete and accurate records concerning the Collateral, including all chattel paper included in the Accounts, at its principal executive office as set forth in Exhibit A annexed hereto, or at such other place(s) of business as Secured Parties may approve in writing. Debtor will (a) faithfully hold and preserve such records and chattel paper, (b) permit representatives of Secured Parties, at any time during normal business hours, upon reasonable notice, and without undue disruption of Debtor' business, to examine and inspect the Collateral and to make copies and abstracts of such records and chattel paper, and (c) furnish to Secured Parties such information and reports regarding the Collateral as Secured Parties may from time to time reasonably request.

7.       Collections with Respect to Accounts.
         ------------------------------------

         Debtor will, at its expense:

                  (a) endeavor to collect or cause to be collected from customers and other Persons indebted on Accounts or obligated to distribute funds in respect of the Accounts, as and when due, any and all amounts, including interest, owing under or on account of each Account.


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

                  (b) take or cause to be taken such appropriate action to repossess goods, the sale of which gave rise to any Account, or to enforce any rights or liens under Accounts, as Debtor or Secured Parties may deem proper, and in the name of Debtor or Secured Parties, as Secured Parties may deem proper; provided, that (i) Debtor will use its best judgment to protect the interests of Secured Parties, and (ii) Debtor shall not be required under this
Section 7 to take any action which would be contrary to any applicable law. Debtor shall, at the request of Secured Parties following the occurrence and during the continuance of an Event of Default, notify the account debtors of the Security Interests of Secured Parties in any of the Accounts, and Secured Parties may itself at any such time so notify account debtors. Secured Parties shall have full power at any time after such notice to collect, compromise, endorse, sell or otherwise deal with any or all outstanding Accounts or the proceeds thereof in the name of either Secured Parties or Debtor. In the event that, after notice to any account debtors directing payments to Secured Parties, Debtor receives any payment(s) on any Account(s), then, such payment(s) shall be held by Debtor in trust for Secured Parties and immediately turned over to Secured Parties as aforesaid, for application in accordance with Section 11 below.

8.       General Authority.
         -----------------

                  (a) In the event that any Secured Parties shall at any time be required to take action to defend the Security Interests, or Debtor shall fail to satisfy its obligations under Section 5(c), 5(e) or 5(f)hereof, then such Secured Parties shall have the right, but shall not be obligated, to take such steps and make such payments as may be required in order to effect compliance, and such Secured Parties shall have the right either to demand and receive immediate reimbursement from Debtor for all costs and expenses incurred by such Secured Parties in connection therewith, and/or to add such costs and expenses to the Obligations;

                  (b) Debtor hereby irrevocably appoints Secured Parties the true and lawful attorney for Debtor, with full power of substitution, in the name of Debtor, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties, but at Debtor' expense, to the extent permitted by law to exercise, at any time and from time to time during the continuance of an Event of Default, any or all of the following powers with respect to any or all of the Collateral (which powers shall be in addition and supplemental to any powers, rights and remedies of the Secured Parties described herein):

                           (i) to demand,  sue for,  collect,  receive  and give
acquittance for any and all monies due or to become due upon or by virtue thereof;

                           (ii) to receive,  take,  endorse,  assign and deliver
any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by any Secured Parties in connection therewith;

                           (iii)  to  settle,  compromise,   discharge,  extend,
compound, prosecute or defend any action or proceeding with respect thereto;

                           (iv) to sell,  transfer,  assign or otherwise deal in
or with same, or the proceeds or avails thereof, or the related goods securing the Accounts, as fully and effectually as if any Secured Parties were the absolute owner thereof;


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

                           (v) to  extend  the  time  of  payment  of any or all
thereof and to make any allowance and other adjustments with reference thereto; and

                           (vi)  to  discharge   any  taxes,   liens,   security
interests or other encumbrances at any time placed thereon.

         Anything hereinabove contained to the contrary notwithstanding, Secured Parties shall give Debtor not less than ten (10) business days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Secured Parties and Debtor hereby agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Code.

9.       Remedies Upon Event of Default.
         ------------------------------

                  (a) If any Event of Default shall have occurred and be continuing, then, any Secured Parties may exercise all of the rights and remedies of a Secured Parties under the Code (whether or not the Code is in effect in the jurisdiction where such rights and remedies are exercised) and, in addition, any Secured Parties may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law,
(a) apply the cash, if any, then held by it as Collateral in the manner specified in Section 11 hereof, and (b) if there shall be no such cash or if such cash shall be insufficient to pay all of the Obligations in full, sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Secured Parties may deem satisfactory. Secured Parties may require Debtor to assemble all or any part of the Collateral and make it available to Secured Parties at a place to be designated by Secured Parties which is reasonably convenient to Debtor and Secured Parties. Any holder of a Note may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold on a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold same, absolutely free from any right or claim of whatsoever kind. Secured Parties are authorized, at any such sale, if it reasonably deems same to be advisable, to restrict the prospective bidders or purchasers of any of the Collateral which could be subject to federal or state securities laws to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral. Upon any such sale, Secured Parties shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of Debtor. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. Secured Parties shall give Debtor not less than thirty (30) days' prior written notice of its intention to make any such public or private sale or sales at a broker's board or on a securities exchange. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and in case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof being sold, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Parties may fix in the notice of such sale. At any such sale, the Collateral may be sold in one

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

lot as an entirety or in separate parcels, as Secured Parties may determine. Secured Parties shall not be obligated to make such sale pursuant to any such notice. Secured Parties may, without notice or publication, except for notice to Debtor not less than five (5) business days prior to the adjourn date, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Parties until the selling price is paid by the purchaser thereof, but no Secured Parties shall incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. Secured Parties, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (b) In furtherance of the foregoing powers of Secured Parties, Debtor hereby authorizes and appoints the Secured Parties, with full powers of substitution, as the true and lawful attorney-in-fact of Debtor, in his name, place and stead, to take any and all such action as Secured Parties, in its sole discretion, may deem necessary or appropriate in furtherance of the exercise of the aforesaid powers during the continuance of an Event of Default. Such power of attorney shall be coupled with an interest, and shall be irrevocable until the Notes are fully paid. Without limitation of the foregoing, such power of attorney shall not in any manner be affected or impaired by reason of any act of Debtor or by operation of law. Nothing herein contained, however, shall be deemed to require or impose any duty upon any Secured Parties to exercise any of the rights or powers granted herein.

10.      Right of Secured Parties to Use and Operate Collateral.
         ------------------------------------------------------

         Upon the occurrence and during the continuance of any Event of Default, to the extent permitted by law, Secured Parties shall have the right and power, with or without legal process, to enter upon any or all of Debtor's premises, to take possession of all or any part of the Collateral, and to exclude Debtor and all persons claiming under Debtor wholly or partly therefrom, and thereafter to sell same in accordance herewith and/or hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, Secured Parties may, from time to time, at the expense of Debtor, make all such repairs, replacements, alterations, additions and improvements to the Collateral as Secured Parties may deem proper. In such case, Secured Parties shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of Debtor in respect thereof as Secured Parties shall deem proper, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as Secured Parties may see fit; and Secured Parties shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all


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


payments which any Secured Parties may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which any Secured Parties may be required or authorized to make under any provision of this Agreement (including legal costs and reasonable attorneys' fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied in accordance with
Section 11 below, and, unless otherwise provided or required by law or by a court of competent jurisdiction, any surplus shall be paid over to Debtor.

11.      Application of Collateral and Proceeds.
         --------------------------------------

         The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

                  (a) first, to pay the expenses of such sale or other realization, and all expenses, liabilities and advances incurred or made by or on behalf of any Secured Parties in connection therewith, and any other unreimbursed expenses for which any Secured Parties are to be reimbursed pursuant to Sections 8 and 12 hereof;

                  (b) second, to the payment of the Obligations then outstanding in such order or manner as Secured Parties, in its sole discretion, shall determine; and

                  (c) finally, to pay to Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

12.      Expenses; Secured Parties' Lien.
         -------------------------------

         Debtor will, forthwith upon demand, pay to Secured Parties:

                  (a) the amount of any taxes or other charges which the Secured Parties have been required to pay, under operation of law, by reason of the Security Interests (including any applicable transfer taxes) or to free any of the Collateral from any lien thereon; and

                  (b) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any Secured Partiess not regularly in its employ, which any Secured Parties may incur in connection with (i) the collection, sale or other disposition of any of the Collateral, (ii) the exercise by any Secured Parties of any of the powers conferred upon it hereunder, and/or (iii) any default on Debtor's part hereunder.

13.      Termination of Security Interests; Release of Collateral.
         --------------------------------------------------------

         Upon the payment in full of all Obligations, the Security Interests shall terminate and all rights in the Collateral shall revert to Debtor. Upon any such termination of the Security Interests or release of Collateral, Secured Parties will, at Debtor' expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

14.      Right of Set-Off.
         ----------------

         In furtherance and not in limitation of any provisions herein contained, Debtor hereby agrees that any and all deposits or other sums at any time due from any Secured Parties to Debtor shall at all times constitute security for the Obligations, and any Secured Parties may exercise any right of set-off against such deposits or other sums as may accrue or exist hereunder and/or under applicable law.

15.      Notices.
         -------

         All notices or communications hereunder shall be in writing, addressed to the Secured Parties at the addresses set forth on Schedule 1 attached hereto and to Debtor at the address listed on Exhibit A. Any such notice or communication shall be sent certified or registered mail, return receipt requested, addressed as above (or to such other address as such party may designate in writing from time to time), and the actual date of receipt, as shown by the receipt therefor, shall determine the time at which notice was given.

16.      Waivers; Non-Exclusive Remedies.
         -------------------------------

         No failure on the part of any Secured Parties to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by any Secured Parties of any right, power or remedy under this Agreement preclude any exercise of any other right, power or remedy. The remedies in this Agreement are cumulative and are not exclusive of any other remedies provided by law, in equity or otherwise.

17.      Changes in Writing.
         ------------------

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

18.      Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
         ------------------------------------------------------------

                  (a) This Agreement shall (irrespective of where it is executed, delivered and/or performed) be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of law), except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any State other than New York are governed by the laws of said State.

                  (b) The parties hereby consent to the jurisdiction of all courts sitting in the State of New York, and of all courts from which an appeal therefrom may be taken, with respect to any action or proceeding relating to this Agreement or any related transactions. THE PARTIES HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING, AND CONSENTS THAT THE SECURED PARTIES MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO WITH RESPECT TO JURISDICTION AND THE WAIVER OF THE RIGHT TO TRIAL BY JURY.

19.      Severability.
         ------------

         If any provision hereof is held invalid or unenforceable in any jurisdiction, such provision shall (for purposes of enforcement in such jurisdiction only) be reduced in scope and effect to the extent necessary to render same enforceable, and the other provisions hereof shall remain in full force and effect in such jurisdiction.

20.      Headings.
         --------

         The captions and Section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning or interpretation of any provision hereof.

21.      Assignment.
         ----------

         This Agreement may not be assigned by Debtor without Secured Parties' prior written consent, but shall otherwise be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

22.      Counterparts; Fax Signatures.
         ----------------------------

         This  Agreement  may  be  executed  simultaneously  in  any  number  of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument when instruments originally executed by each party shall have been received by Debtor. Any signature delivered via facsimile transmission shall be deemed to be an original signature hereto.


         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first set forth above.

                          COMMODORE APPLIED TECHNOLOGIES, INC.


                          By:     /s/ Paul E. Hannesson
                          ---------------------------------------------------
                          Name:  Paul E. Hannesson
                          Title: Chairman, Chief Executive Officer and President

                                            INVESTORS:


                                            MATHERS ASSOCIATES


                                            /s/ Norbert J. Zeelander
                                            ------------------------------------
                                            Norbert J Zeelander, General Partner



                                            KLASS PARTNERS, LTD.


                                            /s/ Misha Krakowsky
                                            ------------------------------------
                                            Misha Krakowsky, President


                                            /s/ Jon Paul Hannesson
                                            ------------------------------------
                                            Jon Paul Hannesson


                                            /s/ Steven A. Weiss
                                            ------------------------------------
                                            Stephen A. Weiss

                                   Schedule 1


                                   INVESTORS
                                   ---------


    -------------------------------------------- -------------------------------- -----------------------------------
                                                                                    Number of Shares of CXI Common
                 Name and Address:                 Principal Amount Invested:                   Stock:

    -------------------------------------------- -------------------------------- -----------------------------------

    Mathers Associates
    230 Mathers Road                                        $150,000                           300,000
    Ambler, PA 19002
    -------------------------------------------- -------------------------------- -----------------------------------
    Klass Partners, Ltd.
    391 Brooke Avenue                                        250,000                           500,000
    Toronto, Ontario M5M 2L5
    Canada
    -------------------------------------------- -------------------------------- -----------------------------------
    Jon Paul Hannesson
    150 East 58th Street                                     75,000                            150,000
    Suite 3410
    New York, NY 10155
    -------------------------------------------- -------------------------------- -----------------------------------
    Stephen A. Weiss
    200 Park Avenue, 14th Floor                              25,000                             50,000
    New York, NY 10166
    -------------------------------------------- -------------------------------- -----------------------------------
    Total . . . .                                          $500,000                          1,000,000
    -------------------------------------------- -------------------------------- -----------------------------------


STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )


         On this day of November,  2000,  before me, a Notary  Public in and for
the         jurisdiction         aforesaid,          personally         appeared
________________________________,  to me known,  who being by me duly sworn, did depose and say that he is the _____________________ of COMMODORE APPLIED TECHNOLOGIES, INC., a Delaware corporation, the corporation named in and which executed the foregoing Security Agreement; that he is duly authorized to execute same; and that he subscribed, swore to and acknowledged the same in his capacity as such officer and as the authorized and binding act and deed of said corporation.



                                     --------------------------------
                                              Notary Public

                                    EXHIBIT A
                                    ---------

                              TO SECURITY AGREEMENT
                              ---------------------

             Additional Information, Representations and Warranties
             ------------------------------------------------------

                  [PLEASE CONFIRM FOLLOWING REPS & WARRANTIES]


(1)    The exact name of Debtor is as first set forth in the Security Agreement.

(2)    Debtor has the following subsidiaries:

       [                                  ]

(3)    Debtor owns and uses the following trade names:

       [                                  ]

(4) Debtor is duly organized, validly existing and in good standing under the laws of the State of Delaware.

(5) The principal executive office of Debtor is located at 150 East 58th Street, 32nd Floor, New York, New York 10155, and the books and records pertaining to the Accounts and other Collateral are located at such address.

(6) Debtor is not required, by the nature of its business or the location of its property or assets, to be qualified to do business as a foreign corporation in any jurisdiction.

(7) Debtor has no place of business other than that disclosed in Item (5) above.

(8) Debtor does not own or have interests in personal property located at places other than that disclosed in item (5) above.

(9) Debtor does not own property consisting of leasehold improvements and/or fixtures only at the location specified in item (5) above.